Supplement dated November 25, 2024, to the Prospectus, the Initial Summary Prospectus and Updating Summary Prospectus for the Gold Track Select Prospectus Issued by Metropolitan Life Separate Account E of Metropolitan Life Insurance Company dated April 29, 2024 (the “Prospectus”).

This Supplement incorporates the Prospectus by reference. You should read this Supplement in conjunction with your Prospectus and retain all documents for future reference. Unless otherwise indicated, the information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus unless a new term is defined or an existing term in your Prospectus is revised by this Supplement.

You can find the current Prospectus and other information about the Contracts online at dfinview.com/metlife/tahd/MET000259. You can also obtain this information at no cost by calling your Administrative Office at 1-800-560-5001, or by sending an email request to RCG@metlife.com.

The proposed substitutions of shares we notified you of on October 8, 2024, has been completed. As of the close of the New York Stock Exchange on November 22, 2024 (the “Substitution Date”), Metropolitan Life Insurance Company (“MetLife”) as depositor and sponsor of Metropolitan Life Separate Account E (the “Separate Account”) for the Gold Track Select redeemed shares in the Schroders Global Multi-Asset Portfolio – Class B underlying investment option in which the Division invests (“Substituted Fund”) for shares of the MetLife Multi-Index Targeted Risk Portfolio – Class B Division (“Replacement Fund”).

Substituted Fund	Replacement Fund
Schroders Global Multi-Asset Portfolio – Class B	MetLife Multi-Index Targeted Risk Portfolio – Class B

On the Substitution Date, MetLife carried out the substitution by redeeming shares of the Substituted Fund held in the Separate Account and purchasing shares of the Replacement Fund. The substitution resulted in the transfer of any Account Value you had allocated to the Division investing in the Substituted Fund to the Division investing in the Replacement Fund. Your Account Value immediately after the substitution transaction is the same as immediately before the substitution transaction. However, the number of Accumulation or Annuity Units you received in the Division that invests in the Replacement Fund was different from the number of Accumulation or Annuity Units you owned in the Division that invested in the Substituted Fund due to the difference in Accumulation or Annuity Unit values. With respect to the pay-out phase, Annuity Units in the Division invested in the Substituted Fund were redeemed and Annuity Units in the Division invested in the Replacement Fund were credited to you. At that time, there was no adjustment to the income payment amount; however, future income payment amounts will be determined based on the Annuity Unit Value for the Division investing in the Replacement Fund. The substitution transactions were not treated as a transfer for the purposes of transfer limitations. There were no tax consequences as a result of the substitution transactions.

As of the Substitution Date, all references in the Prospectus to the Division that invests in the Substituted Fund and the Substituted Fund are replaced with references to the Division that invests in the Replacement Fund and the Replacement Fund, as applicable.

Effective immediately following the Substitution Date, the Division that invested in the Substituted Fund is no longer available as an investment option in the contract. Additionally, from the Substitution Date through 30 days after the Substitution Date, contract owners may reallocate amounts that were substituted into the Division that invests in the Replacement Fund to any other Division without the transfer being treated as a transfer for purposes of transfer limitations and fees that would otherwise be applicable under the terms of the contract. Any purchase payment, allocation election, transfer or withdrawal allocation or other transaction involving the Division that invested in the Substituted Fund will be redirected to the Division that invests in the Replacement Fund and will become your allocation instructions until you tell us otherwise. Frequent trading and any limitations imposed by riders will continue to apply.

Information about the Replacement Fund, its investment policies, risks, fees and expenses and all other aspects of its operations, can be found in its prospectus, which you should read carefully. AS WITH THE SUBSTITUTED FUND, THERE IS NO ASSURANCE THAT THE REPLACEMENT FUND WILL ACHIEVE ITS STATED OBJECTIVES.

Changes to Administrative Programs and allocation instructions: On and after the Substitution Date, certain administrative programs are impacted, including:

1.

Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that included the Division investing in the Substituted Fund and you did not provide new allocation instructions prior to the Substitution Date, your enrollment was automatically updated to replace the Division investing in the Substituted Fund with the Division investing in the Replacement Fund on the Substitution Date.

2.

Optional Automated Investment Strategies: If you are enrolled in an automated investment strategy that included the Division investing in the Substituted Fund and you did not provide new allocation instructions prior to the Substitution Date, your automated investment strategy was automatically updated to replace the Division investing in the Substituted Fund with the Division investing in the corresponding Replacement Fund on the Substitution Date.

3.

Purchase Payment, Account Value and Transfer Allocation Instructions: If you have allocation instructions on file that included the Division investing in the Substituted Fund and you did not provide new allocation instructions prior to the Substitution Date, your allocation instructions were automatically updated to replace the Division investing in the Substituted Fund with the Division investing in the Replacement Fund on the Substitution Date.

4.

Systematic Withdrawal Program: If you are enrolled in the Systematic Withdrawal Program, that included the Division investing in the Substituted Fund and you did not provide new instructions prior to the Substitution Date, your enrollment was automatically updated to replace the Division investing in the Substituted Fund with the Division investing in the Replacement Fund on the Substitution Date.

You may provide us with updated instructions in accordance with the terms of each program as outlined in your prospectus.

Changes to Appendix A:

The chart in Appendix A is amended to delete all references to the Substituted Fund as of the Substitution Date.